Exhibit 99.1
Forest City Enterprises, Inc.
Supplemental Package
Three and Nine Months Ended October 31, 2006 and 2005

Forest City Enterprises, Inc. and Subsidiaries
Three and Nine Months Ended October 31, 2006 and 2005
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Earnings	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-16

Supplemental Financial Information
Mortgage Financings	17
Scheduled Maturities Table	18-19
Consolidated Balance Sheet Information	20-21
Consolidated Earnings Information	22-25
Investments in and Advances to Affiliates	26-27
Results of Operations Summary	28-30
Reconciliation of Net Earnings to EBDT	31-32
Summary of EBDT	33-44

This Supplemental Package, together with other statements and information publicly disseminated by the Company, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of the Company’s Form 10-K for the year ended January 31, 2006 and other factors that might cause differences, some of which could be material, include, but are not limited to, real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, the effect of economic and market conditions on a nationwide basis as well as regionally in areas where the Company has a geographic concentration of properties, reliance on major tenants, the impact of terrorist acts, the Company’s substantial leverage and the ability to obtain and service debt, guarantees under the Company’s credit facility, the level and volatility of interest rates, continued availability of tax-exempt government financing, the sustainability of substantial operations at the subsidiary level, illiquidity of real estate investments, dependence on rental income from real property, conflicts of interest, financial stability of tenants within the retail industry which may be impacted by competition and consumer spending, potential liability from syndicated properties, effects of uninsured loss, environmental liabilities, partnership risks, litigation risks, risks associated with an investment in a professional sports franchise, the rate revenue increases versus the rate of expense increases, as well as other risks listed from time to time in the Company’s reports filed with the United States Securities and Exchange Commission. The Company has no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental property, including upscale and middle-market apartments, adaptive re-use developments and supported-living communities. Additionally, the Residential Group develops for-sale condominium projects and also owns, develops and manages military family housing. New York City operations through our partnership with Forest City Ratner Companies are part of the Commercial Group or Residential Group depending on the nature of the operations. Real Estate Groups are the combined Commercial and Residential Groups. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. The Nets, a franchise of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, is a reportable segment of the Company.
We have approximately $8.5 billion of assets in 25 states and the District of Columbia at October 31, 2006. Our core markets include New York City/Philadelphia metropolitan area, Denver, Boston, Greater Washington D.C./Baltimore metropolitan area, Chicago and California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 74 percent of the cost of our real estate portfolio at October 31, 2006. We have offices in Boston, Chicago, Denver, Los Angeles, New York City, San Francisco, Washington, D.C., and our corporate headquarters are in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with the Company’s Form 10-Q for the three and nine months ended October 31, 2006. This supplemental package contains certain measures prepared in accordance with the generally accepted accounting principles (“GAAP”) under the full consolidation accounting method, and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in our Form 10-K for the year ended January 31, 2006 on pages 15-26.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REIT”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 30-32 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings.)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings, retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about the operating performance of our Company. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the three and nine months ended October 31, 2006 and 2005.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about our Company. This information will give interested parties a better understanding and more information about the operating performance of our Company.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 29), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI and reconciliation from NOI to comparable NOI are provided on pages 6-9 of this document. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 33-34.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2006 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Thomas G. Smith
Executive Vice President,
Chief Financial Officer and Secretary
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
The Company offers its stockholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. A copy of the Plan prospectus and an enrollment card may be obtained by contacting National City Bank at (800) 622-6757.

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Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data - October 31, 2006 and 2005
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	October 31, 2006	October 31, 2006	October 31, 2005	October 31, 2005

Retail
Comparable	94.1%	94.4%	93.0%	92.7%
Total	93.5%	93.7%	93.0%	92.2%
Office
Comparable	93.2%	92.9%	92.4%	92.8%
Total	93.4%	93.0%	92.6%	92.8%
Residential
Comparable	95.0%	95.0%	94.3%	93.1%
Total	92.4%	90.2%	91.8%	89.8%
Hotels
Comparable and Total (1)		70.1%		68.3%
Comparable ADR and Total ADR (1)		$142.17		$132.24
Retail and office occupancy as of October 31, 2006 and 2005 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of October 31, 2006 and 2005 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of October 31, 2006 and 2005 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2006 and 2005 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the nine months ended October 31, 2006 and 2005.

(1)	Total Hotel Average Occupancy Year-to-Date and Total ADR for October 31, 2005 have been restated to exclude the Hilton Times Square and Embassy Suites Hotel which were sold during the nine months ended October 31, 2006.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on pages 2-3 to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in both the three and nine months ended October 31, 2006 and 2005. The following schedules on pages 6-7 present comparable NOI for each of our major product lines, as well as the strategic business unit under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 35-46.
Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended		Nine Months Ended
	October 31, 2006		October 31, 2006
	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation

Retail	5.1%	4.4%	5.6%	5.3%

Office	5.5%	4.4%	2.8%	2.6%

Hotel	6.8%	7.2%	13.3%	11.8%

Residential	10.2%	7.4%	8.9%	7.2%

Total	6.4%	5.3%	5.4%	5.1%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended October 31, 2006					Three Months Ended October 31, 2005					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full		Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Less Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$44,478	$5,063	$2,892	$—	$42,307	$42,320	$4,713	$2,912	$—	$40,519	5.1%	4.4%

Total	47,125	4,797	2,924	460	45,712	41,315	3,627	2,966	415	41,069

Office Buildings
Comparable	43,672	5,332	1,065	—	39,405	41,382	4,721	1,100	—	37,761	5.5%	4.4%

Total	43,959	5,150	1,010	—	39,819	41,148	4,693	983	—	37,438

Hotels
Comparable	4,779	—	494	—	5,273	4,475	—	445	—	4,920	6.8%	7.2%

Total	4,779	—	494	3,891	9,164	4,475	—	445	7,186	12,106

Earnings from Commercial Land Sales	7,647	766	—	—	6,881	6,395	227	—	—	6,168

Development Fees	258	103	—	—	155	1,052	421	—	—	631

Other	(7,294)	1,039	(14)	—	(8,347)	2,140	2,290	24	—	(126)

Total Commercial Group
Comparable	92,929	10,395	4,451	—	86,985	88,177	9,434	4,457	—	83,200	5.4%	4.5%

Total	96,474	11,855	4,414	4,351	93,384	96,525	11,258	4,418	7,601	97,286

Residential Group
Apartments
Comparable	25,859	613	5,954	—	31,200	23,475	594	6,160	—	29,041	10.2%	7.4%

Total	29,790	1,193	7,896	(65)	36,428	23,938	1,250	7,397	1,454	31,539

Total Real Estate Groups
Comparable	118,788	11,008	10,405	—	118,185	111,652	10,028	10,617	—	112,241	6.4%	5.3%

Total	126,264	13,048	12,310	4,286	129,812	120,463	12,508	11,815	9,055	128,825

Land Development Group	14,302	807	171	—	13,666	22,323	961	(48)	—	21,314

The Nets	(1,342)	—	479	—	(863)	(3,781)	—	516	—	(3,265)

Corporate Activities	(12,464)	—	—	—	(12,464)	(9,420)	—	—	—	(9,420)

Grand Total	$126,760	$13,855	$12,960	$4,286	$130,151	$129,585	$13,469	$12,283	$9,055	$137,454

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Nine Months Ended October 31, 2006					Nine Months Ended October 31, 2005					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full		Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Less Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$136,101	$14,950	$8,256	$—	$129,407	$128,938	$14,654	$8,647	$—	$122,931	5.6%	5.3%

Total	144,160	13,391	9,065	1,808	141,642	134,010	12,166	8,942	1,722	132,508

Office Buildings
Comparable	132,479	16,206	3,275	—	119,548	128,856	15,446	3,139	—	116,549	2.8%	2.6%

Total	132,841	16,417	3,105	—	119,529	130,068	16,599	2,964	—	116,433

Hotels
Comparable	11,003	—	1,456	—	12,459	9,713	—	1,432	—	11,145	13.3%	11.8%

Total	11,003	—	1,456	11,120	23,579	9,713	—	1,432	16,480	27,625

Earnings from Commercial Land Sales	18,196	924	—	—	17,272	37,975	2,331	—	—	35,644

Development Fees	719	288	—	—	431	7,714	3,085	—	—	4,629

Other	(15,524)	4,994	101	—	(20,417)	(11,388)	3,788	108	—	(15,068)

Total Commercial Group
Comparable	279,583	31,156	12,987	—	261,414	267,507	30,100	13,218	—	250,625	4.5%	4.3%

Total	291,395	36,014	13,727	12,928	282,036	308,092	37,969	13,446	18,202	301,771

Residential Group
Apartments
Comparable	76,645	1,876	18,630	—	93,399	70,376	1,690	18,421	—	87,107	8.9%	7.2%

Total	92,823	2,867	23,554	173	113,683	71,606	3,610	23,092	5,786	96,874

Total Real Estate Groups
Comparable	356,228	33,032	31,617	—	354,813	337,883	31,790	31,639	—	337,732	5.4%	5.1%

Total	384,218	38,881	37,281	13,101	395,719	379,698	41,579	36,538	23,988	398,645

Land Development Group	52,279	2,786	660	—	50,153	69,818	3,576	191	—	66,433

The Nets	(14,084)	—	2,811	—	(11,273)	(16,997)	—	1,992	—	(15,005)

Corporate Activities	(30,760)	—	—	—	(30,760)	(25,723)	—	—	—	(25,723)

Grand Total	$391,653	$41,667	$40,752	$13,101	$403,839	$406,796	$45,155	$38,721	$23,988	$424,350

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Three Months Ended October 31, 2006					Three Months Ended October 31, 2005
			Plus					Plus
	Full		Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$278,658	$26,044	$65,075	$11,845	$329,534	$260,964	$26,285	$81,644	$26,882	$343,205
Exclude straight-line rent adjustment (1)	(2,884)	—	—	(13)	(2,897)	(3,214)	—	—	(31)	(3,245)

Adjusted revenues	275,774	26,044	65,075	11,832	326,637	257,750	26,285	81,644	26,851	339,960

Operating expenses	172,111	12,990	43,066	7,840	210,027	154,536	13,318	49,633	18,518	209,369
Add back depreciation and amortization for non-Real Estate Groups (b)	236	—	(251)	—	(15)	198	—	597	—	795
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	46	1	293	—	338	84	—	385	—	469
Exclude straight-line rent adjustment (2)	(1,149)	—	—	(220)	(1,369)	(1,481)	—	—	(564)	(2,045)

Adjusted operating expenses	171,244	12,991	43,108	7,620	208,981	153,337	13,318	50,615	17,954	208,588

Add interest and other income	7,105	802	442	74	6,819	4,988	502	58	158	4,702
Add equity in earnings of unconsolidated entities	9,122	—	(3,446)	—	5,676	16,113	—	(14,733)	—	1,380
Remove gain on disposition of equity method rental properties	—	—	—	—	—	(2,526)	—	2,526	—	—
Add back equity method depreciation and amortization expense (see below)	6,003	—	(6,003)	—	—	6,597	—	(6,597)	—	—

Net operating income	126,760	13,855	12,960	4,286	130,151	129,585	13,469	12,283	9,055	137,454

Interest expense, including early extinguishment of debt	(71,194)	(6,247)	(12,960)	(1,689)	(79,596)	(64,950)	(7,413)	(12,283)	(6,131)	(75,951)
Gain on disposition of equity method rental properties (e)	—	—	—	—	—	2,526	—	—	—	2,526
Gain on disposition of rental properties	—	—	—	83,878	83,878	—	—	—	9,476	9,476
Provision for decline in real estate	—	—	—	—	—	(3,480)	(1,360)	—	—	(2,120)
Provision for decline in real estate of equity method rental properties	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization - Real Estate Groups (a)	(44,879)	(3,705)	(5,710)	(338)	(47,222)	(40,603)	(4,228)	(6,294)	(3,607)	(46,276)
Amortization of mortgage procurement costs – Real Estate Groups (c)	(2,740)	(315)	(293)	(25)	(2,743)	(2,537)	(317)	(303)	(503)	(3,026)
Straight-line rent adjustment (1) + (2)	1,735	—	—	(207)	1,528	1,733	—	—	(533)	1,200
Equity method depreciation and amortization expense (see above)	(6,003)	—	6,003	—	—	(6,597)	—	6,597	—	—

Earnings before income taxes	3,679	3,588	—	85,905	85,996	15,677	151	—	7,757	23,283
Income tax expense	(6,927)	—	—	(33,194)	(40,121)	(7,378)	—	—	(3,001)	(10,379)

Earnings (loss) before minority interest and discontinued operations	(3,248)	3,588	—	52,711	45,875	8,299	151	—	4,756	12,904

Minority Interest	(3,588)	(3,588)	—	—	—	(151)	(151)	—	—	—

Earnings (loss) from continuing operations	(6,836)	—	—	52,711	45,875	8,148	—	—	4,756	12,904

Discontinued operations, net of tax and minority interest:
Operating earnings (loss) from rental properties	1,243	—	—	(1,243)	—	(1,058)	—	—	1,058	—
Gain on disposition of rental properties	51,468	—	—	(51,468)	—	5,814	—	—	(5,814)	—

	52,711	—	—	(52,711)	—	4,756	—	—	(4,756)	—

Net earnings	$45,875	$—	$—	$—	$45,875	$12,904	$—	$—	$—	$12,904

(a) Depreciation and amortization - Real Estate Groups	$44,879	$3,705	$5,710	$338	$47,222	$40,603	$4,228	$6,294	$3,607	$46,276
(b) Depreciation and amortization - Non-Real Estate Groups	236	—	(251)	—	(15)	198	—	597	—	795

Total depreciation and amortization	$45,115	$3,705	$5,459	$338	$47,207	$40,801	$4,228	$6,891	$3,607	$47,071

(c) Amortization of mortgage procurement costs - Real Estate Groups	$2,740	$315	$293	$25	$2,743	$2,537	$317	$303	$503	$3,026

(d) Amortization of mortgage procurement costs - Non-Real Estate Groups	46	1	293	—	338	84	—	385	—	469

Total amortization of mortgage procurement costs	$2,786	$316	$586	$25	$3,081	$2,621	$317	$688	$503	$3,495

(e)
Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the three months ended October 31, 2006, no equity method properties were sold, For the three months ended October 31, 2005, one equity method property was sold, Flower Park Plaza, resulting in a pre-tax gain on disposition of $2,526.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Nine Months Ended October 31, 2006					Nine Months Ended October 31, 2005
			Plus					Plus
	Full		Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$821,410	$77,612	$210,183	$43,125	$997,106	$827,270	$85,026	$231,690	$78,252	$1,052,186
Exclude straight-line rent adjustment (1)	(8,955)	—	—	(44)	(8,999)	(11,895)	—	—	(94)	(11,989)

Adjusted revenues	812,455	77,612	210,183	43,081	988,107	815,375	85,026	231,690	78,158	1,040,197

Operating expenses	488,443	38,617	140,702	31,532	622,060	476,528	41,516	142,648	56,297	633,957
Add back depreciation and amortization for non-Real Estate Groups (b)	932	—	7,273	—	8,205	736	—	9,858	—	10,594
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	236	1	591	—	826	286	—	453	—	739
Exclude straight-line rent adjustment (2)	(3,502)	—	—	(938)	(4,440)	(4,045)	—	—	(1,761)	(5,806)

Adjusted operating expenses	486,109	38,618	148,566	30,594	626,651	473,505	41,516	152,959	54,536	639,484

Add interest and other income	29,986	2,673	800	614	28,727	18,485	1,645	505	366	17,711
Add equity in earnings of unconsolidated entities	15,811	—	(2,155)	—	13,656	46,029	—	(40,103)	—	5,926
Remove gain on disposition of equity method rental properties	(7,662)	—	7,662	—	—	(21,023)	—	21,023	—	—
Add back provision for decline recorded on equity method	400	—	(400)	—	—	704	—	(704)	—	—
Add back equity method depreciation and amortization expense (see below)	26,772	—	(26,772)	—	—	20,731	—	(20,731)	—	—

Net operating income	391,653	41,667	40,752	13,101	403,839	406,796	45,155	38,721	23,988	424,350

Interest expense, including early extinguishment of debt	(215,427)	(19,907)	(40,752)	(5,602)	(241,874)	(198,698)	(22,179)	(38,721)	(16,504)	(231,744)
Gain on disposition of equity method rental properties (e)	7,662	—	—	—	7,662	21,023	—	—	—	21,023
Gain on disposition of rental properties and other investments	—	—	—	169,211	169,211	606	—	—	9,476	10,082
Provision for decline in real estate	(1,923)	—	—	—	(1,923)	(6,100)	(1,406)	—	—	(4,694)
Provision for decline in real estate of equity method rental properties	(400)	—	—	—	(400)	(704)	—	—	—	(704)
Depreciation and amortization - Real Estate Groups (a)	(129,970)	(10,714)	(25,912)	(3,639)	(148,807)	(120,296)	(13,108)	(19,825)	(11,500)	(138,513)
Amortization of mortgage procurement costs – Real Estate Groups (c)	(8,024)	(915)	(860)	(129)	(8,098)	(7,211)	(982)	(906)	(1,524)	(8,659)
Straight-line rent adjustment (1) + (2)	5,453	—	—	(894)	4,559	7,850	—	—	(1,667)	6,183
Equity method depreciation and amortization expense (see above)	(26,772)	—	26,772	—	—	(20,731)	—	20,731	—	—

Earnings before income taxes	22,252	10,131	—	172,048	184,169	82,535	7,480	—	2,269	77,324
Income tax provision	(11,065)	—	—	(66,479)	(77,544)	(21,161)	—	—	(879)	(22,040)

Earnings before minority interest and discontinued operations	11,187	10,131	—	105,569	106,625	61,374	7,480	—	1,390	55,284

Minority Interest	(10,131)	(10,131)	—	—	—	(7,480)	(7,480)	—	—	—

Earnings from continuing operations	1,056	—	—	105,569	106,625	53,894	—	—	1,390	55,284

Discontinued operations, net of tax and minority interest:
Operating earnings (loss) from rental properties	1,740	—	—	(1,740)	—	(4,424)	—	—	4,424	—
Gain on disposition of rental properties	103,829	—	—	(103,829)	—	5,814	—	—	(5,814)	—

	105,569	—	—	(105,569)	—	1,390	—	—	(1,390)	—

Net earnings	$106,625	$—	$—	$—	$106,625	$55,284	$—	$—	$—	$55,284

(a) Depreciation and amortization - Real Estate Groups	$129,970	$10,714	$25,912	$3,639	$148,807	$120,296	$13,108	$19,825	$11,500	$138,513
(b) Depreciation and amortization - Non-Real Estate Groups	932	—	7,273	—	8,205	736	—	9,858	—	10,594

Total depreciation and amortization	$130,902	$10,714	$33,185	$3,639	$157,012	$121,032	$13,108	$29,683	$11,500	$149,107

(c) Amortization of mortgage procurement costs - Real Estate Groups	$8,024	$915	$860	$129	$8,098	$7,211	$982	$906	$1,524	$8,659
(d) Amortization of mortgage procurement costs - Non-Real Estate Groups	236	1	591	—	826	286	—	453	—	739

Total amortization of mortgage procurement costs	$8,260	$916	$1,451	$129	$8,924	$7,497	$982	$1,359	$1,524	$9,398

(e)
Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the nine months ended October 31, 2006, one equity method property was sold Midtown Plaza, resulting in a pre-tax gain on disposition of $7,662. For the nine months ended October 31, 2005, three equity method investments were sold including Flower Park Plaza, Showcase and Colony Place, resulting in a pre-tax gain on disposition of $21,023.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of October 31, 2006

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2006	67	208,908	1.87%	$4,219,843	1.92%	$24.56
2007	182	548,664	4.93	9,861,916	4.47	23.71
2008	185	651,142	5.85	12,991,464	5.89	27.21
2009	255	814,445	7.31	14,474,474	6.56	25.32
2010	223	605,537	5.44	14,201,528	6.44	29.97
2011	305	1,224,069	10.99	28,581,778	12.96	28.67
2012	134	692,824	6.22	14,953,871	6.78	27.05
2013	138	566,231	5.08	15,379,748	6.97	30.17
2014	164	664,014	5.96	12,809,053	5.81	27.75
2015	177	752,117	6.75	18,372,611	8.33	29.16
2016	216	1,134,565	10.19	28,979,293	13.14	39.91
Thereafter	99	3,275,711	29.41	45,727,331	20.73	18.03

Total	2,145	11,138,227	100.00%	$220,552,910	100.00%	$26.06

(1)	GLA = Gross Leasable Area.
(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of contingent rental payments, which are not reasonably estimatable, and straight-line rent.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of October 31, 2006

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2006	24	383,303	4.37%	$6,166,993	3.17%	$25.25
2007	65	452,851	5.17	7,424,377	3.82	21.76
2008	72	534,720	6.11	9,732,521	5.01	21.90
2009	51	444,242	5.08	9,119,165	4.70	25.20
2010	44	985,520	11.26	15,766,601	8.12	24.74
2011	22	446,157	5.10	10,599,730	5.46	29.70
2012	16	717,480	8.20	19,853,217	10.22	31.37
2013	18	698,043	7.98	14,556,667	7.50	24.91
2014	9	535,175	6.12	11,793,984	6.07	28.35
2015	5	189,519	2.17	2,381,720	1.23	19.76
2016	9	423,033	4.83	7,621,841	3.92	23.86
Thereafter	31	2,941,534	33.61	79,198,034	40.78	31.45

Total	366	8,751,577	100.00%	$194,214,850	100.00%	$27.60

(1)	GLA = Gross Leasable Area.
(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of contingent rental payments, which are not reasonably estimatable, and straight-line rent.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of October 31, 2006

  (Based on net base rent 1% or greater of the Company’s ownership share)

			PERCENTAGE
	NUMBER	LEASED	OF TOTAL
	OF	SQUARE	RETAIL
TENANT	LEASES	FEET	SQUARE FEET

AMC Entertainment, Inc.	5	462,863	4.15%
Regal Entertainment Group	5	379,072	3.40
The Gap	26	324,359	2.91
The Home Depot	2	282,000	2.53
TJX Companies	8	272,554	2.45
The Limited	42	270,441	2.43
Dick’s Sporting Goods	3	226,408	2.03
Abercrombie & Fitch Stores, Inc.	26	199,282	1.79
Circuit City Stores, Inc.	6	199,107	1.79
Footlocker, Inc.	40	145,566	1.31
Pathmark Stores, Inc.	2	123,500	1.11
Ahold USA (Stop & Shop)	2	115,861	1.04
American Eagle Outfitters, Inc.	13	80,025	0.72

Subtotal	180	3,081,038	27.66

All Others	1,965	8,057,189	72.34

Total	2,145	11,138,227	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of October 31, 2006

  (Based on net base rent 2% or greater of the Company’s ownership share)

		PERCENTAGE
		OF TOTAL
	LEASED	OFFICE
TENANT	SQUARE FEET	SQUARE FEET

City of New York	890,185	10.17%
Millennium Pharmaceuticals, Inc.	725,833	8.29
U.S. Government	701,408	8.01
Morgan Stanley & Co.	444,685	5.08
Securities Industry Automation Corp.	431,036	4.93
Wellchoice, Inc.	392,514	4.49
Keyspan Energy	335,318	3.83
Forest City Enterprises, Inc. (1)	326,245	3.73
Bank of New York	323,043	3.69
Bear Stearns	292,142	3.34
Alkermes, Inc.	210,248	2.40
Partners Health Care System, Inc.	136,150	1.56
University of Pennsylvania	121,630	1.39

Subtotal	5,330,437	60.91

All Others	3,421,140	39.09

Total	8,751,577	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
October 31, 2006
2006 Openings and Acquisitions (9)

								Cost at FCE
				FCE Legal	Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share
		Dev.(D)	Date Opened/	Ownership%(i)	FCE % (i)	Consolidation	at 100%	(Non-GAAP)(b)		Gross
Property	Location	Acq.(A)	Acquired	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	Sq. Ft./ No. of Units	Leasable Area
						(in millions)
Retail Centers:
			Q4-05/Q1-06/
Northfield at Stapleton	Denver, CO	D	Q3-06	95.0%	97.9%	$182.5	$182.5	$178.5	1,170,000	560,000	(j)
Metreon (c)	San Francisco, CA	A/D	Q1-06	50.0%	50.0%	0.0	40.0	20.0	290,000	290,000
San Francisco Centre (c)	San Francisco, CA	A/D	Q3-06	50.0%	50.0%	0.0	598.0	299.0	1,462,000	812,000	(k)

						$182.5	$820.5	$497.5	2,922,000	1,662,000

Office:
Resurrection Health Care	Skokie, IL	A	Q1-06	100.0%	100.0%	$4.8	$4.8	$4.8	40,000
Advent Solar (c)	Albuquerque, NM	D	Q3-06	50.0%	50.0%	0.0	10.2	5.1	88,000
Bulletin Building (c)	San Francisco, CA	A/D	Q3-06	50.0%	50.0%	0.0	27.0	13.5	87,000
Stapleton Medical Office Building	Denver, CO	D	Q3-06	90.0%	90.0%	10.3	10.3	9.3	45,000

						$15.1	$52.3	$32.7	260,000

Residential:
Sky55	Chicago, IL	D	Q1-06	100.0%	100.0%	$113.2	$113.2	$113.2	411
1251 S. Michigan	Chicago, IL	D	Q1-06	100.0%	100.0%	16.7	16.7	16.7	91

						$129.9	$129.9	$129.9	502

Total openings (d)						$327.5	$1,002.7	$660.1

Residential Phased-In Units (c)(e)									Opened in ’06 / Total

Arbor Glenn	Twinsburg, OH	D	2004-07	50.0%	50.0%	$0.0	$18.4	$9.2	48 / 288
Woodgate/Evergreen Farms	Olmsted Township, OH	D	2004-07	33.0%	33.0%	0.0	22.9	7.6	132 / 348
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-06	50.0%	50.0%	0.0	16.4	8.2	36 / 162
Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	0.0	24.6	12.3	112 / 304

Total (f)						$0.0	$82.3	$37.3	328 / 1,102

See attached October 31, 2006 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
October 31, 2006
Under Construction or to be Acquired (19)

				FCE				Cost at FCE
				Legal	Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Total	Gross
		Dev.(D)	Anticipated	Ownership%(i)	FCE % (i)	Consolidation	at 100%	(Non-GAAP)(b)	Sq. Ft./	Leasable	Pre-
Property	Location	Acq.(A)	Opening	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	No. of Units	Area	Leased %
						(in millions)
Retail Centers:
Promenade Bolingbrook	Bolingbrook, IL	D	Q2-07	100.0%	100.0%	$134.8	$134.8	$134.8	743,000	417,000 (l)	54%
Rancho Cucamonga Leggio	Rancho Cucamonga, CA	D	Q2-07	80.0%	80.0%	41.2	41.2	33.0	180,000	180,000	100%
Orchard Town Center	Westminster, CO	D	Q4-07	100.0%	100.0%	137.1	137.1	137.1	970,000	556,000 (q)	16%
East River Plaza (c)	Manhattan, NY	D	Q3-08	35.0%	50.0%	0.0	347.3	173.7	514,000	514,000	64%

						$313.1	$660.4	$478.6	2,407,000	1,662,000

Office:
Edgeworth Building	Richmond, VA	D	Q4-06	100.0%	100.0%	$35.0	$35.0	$35.0	142,000		60%
Illinois Science and Technology Park- Building A (r)	Skokie, IL	A/D	Q4-06	100.0%	100.0%	27.4	27.4	27.4	225,000		63%
Illinois Science and Technology Park- Building Q (r)	Skokie, IL	A/D	Q4-07	100.0%	100.0%	45.6	45.6	45.6	160,000		0%
New York Times	Manhattan, NY	D	Q3-07	70.0%	100.0%	507.3	507.3	507.3	734,000 (o)		75%
Johns Hopkins — 855 North Wolfe Street	East Baltimore, MD	D	Q1-08	77.5%	77.5%	104.5	104.5	81.0	278,000		36%

						$719.8	$719.8	$696.3	1,539,000

Residential:
Cutters Ridge at Tobacco Row (s)	Richmond, VA	D	Q4-06	100.0%	100.0%	$4.8	$4.8	$4.8	12
Sterling Glen of Roslyn (g)	Roslyn, NY	D	Q2-07	40.0%	100.0%	79.2	79.2	79.2	158
Stapleton Town Center — Botanica Phase II (p)	Denver, CO	D	Q3-07	90.0%	90.0%	26.3	26.3	23.7	154
Uptown Apartments (c)	Oakland, CA	D	Q2-08	50.0%	50.0%	0.0	188.5	94.3	665
Ohana Military Communities (c) (e)	Honolulu, HI	D	2005-2008	10.0%	10.0%	0.0	316.5	31.7	1,952
Dallas Mercantile	Dallas, TX	D	Q4-08	100.0%	100.0%	123.2	123.2	123.2	366 (n)
Lucky Strike	Richmond, VA	D	Q1-08	100.0%	100.0%	37.3	37.3	37.3	131
Military Housing — Navy Midwest (c)	Chicago, IL	D	Q1-09	25.0%	25.0%	0.0	264.9	66.2	1,658

						$270.8	$1,040.7	$460.4	5,096

										Pre-Sold %

Condominiums:
1100 Wilshire (c)	Los Angeles, CA	D	Q4-06	50.0%	50.0%	$0.0	$127.8	$63.9	228	66%
Mercury (c)	Los Angeles, CA	D	Q3-07	50.0%	50.0%	0.0	145.0	72.5	238	29%

						$0.0	$272.8	$136.4	466

Total Under Construction (h)						$1,303.7	$2,693.7	$1,771.7

LESS: Above properties to be sold as condominiums						0.0	272.8	136.4

Under Construction less Condominiums						$1,303.7	$2,420.9	$1,635.3

Residential Phased-In Units Under Construction:(c) (e)									Under Const./Total

Arbor Glen	Twinsburg, OH	D	2004-07	50.0%	50.0%	$0.0	$18.4	$9.2	48 / 288
Woodgate/Evergreen Farms	Olmsted Township, OH	D	2004-07	33.0%	33.0%	0.0	22.9	7.6	12 / 348
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-06	50.0%	50.0%	0.0	16.4	8.2	57 / 162
Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	0.0	24.6	12.3	192 / 304
Stratford Crossing	Wadsworth, OH	D	2007-09	50.0%	50.0%	0.0	24.1	12.1	108 / 348

Total (m)						$0.0	$106.4	$49.4	417 / 1,450

See attached October 31, 2006 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline

October 31, 2006 Footnotes

(a)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(c)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)
The difference between the full consolidation amount (GAAP) of $327.5 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $660.1 million of cost consists of a reduction to full consolidation for minority interest of $5.0 million of cost and the addition of its share of cost for unconsolidated investments of $337.6 million.

(e)	Phased-in openings. Costs are representative of the total project.

(f)
The difference between the full consolidation amount (GAAP) of $0.0 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $37.3 million of cost consists of the Company’s share of cost for unconsolidated investments of $37.3 million.

(g)	Supported-living property.

(h)
The difference between the full consolidation amount (GAAP) of $1,303.7 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $1,771.7 million of cost consists of a reduction to full consolidation for minority interest of $34.3 million of cost and the addition of its share of cost for unconsolidated investments of $502.3 million.

(i)
As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership. The Company consolidates its investments in these projects in accordance with FIN No. 46 (R) at a consolidation percentage that is reflected in the Pro-Rata FCE % column.

(j)	Includes all phases of Northfield at Stapleton including Phase I which opened in Q4-05. Also, includes 34,000 square feet of office space.

(k)	Includes San Francisco Centre and Emporium which were previously reported separately. Includes 235,000 square feet of office space.

(l)	Includes 39,000 square feet of office space.

(m)
The difference between the full consolidation amount (GAAP) of $0.0 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $49.4 million of cost consists of Forest City’s share of cost for unconsolidated investments of $49.4 million.

(n)	Project includes 18,000 square feet of retail space.

(o)	Includes 23,000 square feet of retail space.

(p)	Phased opening: Phase I is scheduled to open Q1-07 and Phase II Q2-07.

(q)	Includes 177,000 square feet for Target and 97,000 square feet for JC Penney that opened in Q3-06 as well as 16,000 square feet of office.

(r)	As of October 31, 2006 the phases of Illinois Science and Technology Park have been broken out. Therefore, two phases are under construction and two phases are under development.

(s)	Formerly a condominium project.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Mortgage Financings
Our primary capital strategy seeks to isolate the financial risk at the property level to maximize returns and reduce risk on and of our equity capital. Our mortgage debt is nonrecourse, including our construction loans. We operate as a C-corporation and retain substantially all of our internally generated cash flows. We recycle this cash flow, together with refinancing and property sale proceeds to fund new development and acquisitions that drive favorable returns for our shareholders. This strategy provides us with the necessary liquidity to take advantage of investment opportunities.
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those operating projects financed with taxable debt, we generally seek long-term, fixed rate financing for those real estate project loans which mature within the next 12 months, as well as those real estate projects which are projected to open and achieve stabilized operations during that same time frame. For real estate projects financed with tax-exempt debt, we generally utilize variable rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to extend the maturities and/or refinance the nonrecourse debt that is coming due in 2006 and 2007. During the nine months ended October 31, 2006, we completed the following financings:

			Plus
			Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation
	(in thousands)
Refinancings	$465,574	$9,600	$19,466	$475,440
Development projects — commitment	207,422	24,095	32,400	215,727
Loan extensions/additional fundings	212,490	5,564	52,808	259,734

	$885,486	$39,259	$104,674	$950,901

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of October 31, 2006

	Period Ending January 31, 2007				Fiscal Year Ending January 31, 2008
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$110,462	$2,177	$3,933	$112,218	$158,393	$23,306	$94,744	$229,831
Weighted average rate	7.10%	7.30%	6.66%	7.08%	6.80%	6.94%	7.46%	7.06%

UDAG	174	33	11,775	11,916	589	132	—	457
Weighted average rate	3.71%	3.23%	7.20%	7.16%	3.46%	3.28%	—	3.51%

Total fixed-rate debt	110,636	2,210	15,708	124,134	158,982	23,438	94,744	230,288

Variable:
Variable-rate debt	99,820	6,693	45,607	138,734	366,703	69,693	111,330	408,340
Weighted average rate	6.94%	7.75%	8.06%	7.27%	7.52%	8.16%	7.66%	7.45%

Tax-Exempt	52,664	—	4,744	57,408	136,641	—	29,189	165,830
Weighted average rate	5.89%	—	4.92%	5.81%	4.81%	—	4.84%	4.82%

Total variable-rate debt	152,484	6,693	50,351	196,142	503,344	69,693	140,519	574,170

Total Nonrecourse Mortgage Debt	$263,120	$8,903	$66,059	$320,276	$662,326	$93,131	$235,263	$804,458
Weighted Average Rate	6.79%	7.62%	7.60%	6.94%	6.79%	7.85%	7.23%	6.79%

	Fiscal Year Ending January 31, 2009				Fiscal Year Ending January 31, 2010
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$101,302	$19,083	$84,929	$167,148	$342,570	$57,638	$54,725	$339,657
Weighted average rate	6.68%	7.01%	6.81%	6.71%	7.10%	7.44%	6.81%	6.99%

UDAG	576	136	948	1,388	563	141	—	422
Weighted average rate	3.38%	3.29%	4.00%	3.81%	3.28%	3.28%	—	3.29%

Total fixed-rate debt	101,878	19,219	85,877	168,536	343,133	57,779	54,725	340,079

Variable:
Variable-rate debt	201,645	340	127,191	328,496	3,190	—	13,630	16,820
Weighted average rate	6.89%	7.57%	7.68%	7.20%	5.11%	—	6.80%	6.48%

Tax-Exempt	16,315	—	103	16,418	196,610	5,000	120,113	311,723
Weighted average rate	5.13%	—	3.97%	5.12%	4.18%	4.14%	4.41%	4.27%

Total variable-rate debt	217,960	340	127,294	344,914	199,800	5,000	133,743	328,543

Total Nonrecourse Mortgage Debt	$319,838	$19,559	$213,171	$513,450	$542,933	$62,779	$188,468	$668,622
Weighted Average Rate	6.73%	6.99%	7.31%	6.96%	6.03%	7.17%	5.28%	5.71%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of October 31, 2006

	Fiscal Year Ending January 31, 2011				Thereafter
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$183,228	$33,042	$18,804	$168,990	$2,694,428	$271,684	$277,738	$2,700,482
Weighted average rate	7.62%	8.08%	7.35%	7.50%	6.04%	6.47%	5.92%	5.98%

UDAG	21,163	13,237	—	7,926	72,189	5,497	—	66,692
Weighted average rate	2.00%	1.10%	—	3.49%	2.06%	2.86%	—	1.99%

Total fixed-rate debt	204,391	46,279	18,804	176,916	2,766,617	277,181	277,738	2,767,174

Variable:
Variable-rate debt	48,265	—	9,760	58,025	61,775	—	32,972	94,747
Weighted average rate	5.26%	—	8.79%	5.86%	5.02%	—	6.66%	5.59%

Tax-Exempt	31,385	—	6,118	37,503	285,880	11,781	43,998	318,097
Weighted average rate	4.38%	—	3.99%	4.32%	4.65%	4.46%	3.57%	4.52%

Total variable-rate debt	79,650	—	15,878	95,528	347,655	11,784	76,970	412,841

Total Nonrecourse Mortgage Debt	$284,041	$46,279	$34,682	$272,444	$3,114,272	$288,962	$354,708	$3,180,018
Weighted Average Rate	6.44%	6.09%	7.16%	6.60%	5.80%	6.32%	5.69%	5.74%

	Total
			Plus
			Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$3,590,383	$406,930	$534,873	$3,718,326
Weighted average rate	6.30%	6.79%	6.48%	6.28%

UDAG	95,254	19,176	12,723	88,801
Weighted average rate	2.07%	1.66%	6.96%	2.86%

Total fixed-rate debt	3,685,637	426,106	547,596	3,807,127

Variable:
Variable-rate debt	781,398	76,726	340,490	1,045,162
Weighted average rate	6.94%	8.12	7.62%	7.07%

Tax-Exempt	719,495	16,781	204,265	906,979
Weighted average rate	4.64%	4.36%	4.29%	4.57%

Total variable-rate debt	1,500,893	93,507	544,755	1,952,141

Total Nonrecourse Mortgage Debt	$5,186,530	$519,613	$1,092,351	$5,759,268
Weighted Average Rate	6.09%	6.72%	6.43%	6.10%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed on page 2, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, the Company is not deemed the primary beneficiary.
Consolidated Balance Sheet Information — October 31, 2006 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Assets
Real Estate
Completed rental properties	$6,321,694	$598,674	$1,095,121	$6,818,141
Projects under development	1,348,152	121,311	295,172	1,522,013
Land held for development or sale	151,777	7,162	115,660	260,275

Total Real Estate	7,821,623	727,147	1,505,953	8,600,429
Less accumulated depreciation	(1,060,448)	(134,397)	(287,416)	(1,213,467)

Real Estate, net	6,761,175	592,750	1,218,537	7,386,962

Cash and equivalents	174,571	25,815	28,556	177,312
Restricted cash	316,584	42,168	128,793	403,209
Notes and accounts receivable, net	314,370	50,382	(8,428)	255,560
Investments in and advances to affiliates	399,372	—	(197,883)	201,489
Other assets	562,920	35,280	89,132	616,772

Total Assets	$8,528,992	$746,395	$1,258,707	$9,041,304

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,186,530	$519,613	$1,092,351	$5,759,268
Notes payable	131,029	1,185	62,818	192,662
Bank revolving credit facility	—	—	—	—
Senior and subordinated debt	886,900	—	—	886,900
Accounts payable and accrued expenses	757,836	33,556	103,538	827,818
Deferred income taxes	428,478	—	—	428,478

Total Liabilities	7,390,773	554,354	1,258,707	8,095,126

Minority Interest	192,041	192,041	—	—

Total Shareholders’ Equity	946,178	—	—	946,178

Total Liabilities and Shareholders’ Equity	$8,528,992	$746,395	$1,258,707	$9,041,304

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information — January 31, 2006 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Assets
Real estate
Completed rental properties	$6,162,995	$765,827	$931,183	$6,328,351
Projects under development	886,256	84,241	394,648	1,196,663
Land held for development or sale	105,875	3,420	97,566	200,021

Total real estate	7,155,126	853,488	1,423,397	7,725,035
Less accumulated depreciation	(986,594)	(147,375)	(269,412)	(1,108,631)

Real estate, net	6,168,532	706,113	1,153,985	6,616,404

Cash and equivalents	254,734	33,026	13,522	235,230
Restricted cash	430,264	31,942	51,241	449,563
Notes and accounts receivable, net	265,264	30,562	(2,045)	232,657
Investments in and advances to affiliates	361,942	—	(155,245)	206,697
Other assets	509,605	37,042	93,873	566,436

Total assets	$7,990,341	$838,685	$1,155,331	$8,306,987

Liabilities and shareholders’ equity
Liabilities
Mortgage debt, nonrecourse	$5,159,432	$625,600	$966,107	$5,499,939
Notes payable	89,174	19,214	91,710	161,670
Bank revolving credit facility	82,500	—	—	82,500
Senior and subordinated debt	599,400	—	—	599,400
Accounts payable and accrued expenses	674,949	91,155	97,514	681,308
Deferred income taxes	387,788	—	—	387,788

Total liabilities	6,993,243	735,969	1,155,331	7,412,605

Minority interest	102,716	102,716	—	—

Total shareholders’ equity	894,382	—	—	894,382

Total liabilities and shareholders’ equity	$7,990,341	$838,685	$1,155,331	$8,306,987

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Three Months Ended October 31, 2006 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$278,658	$26,044	$65,075	$11,845	$329,534

Expenses
Operating expenses	172,111	12,990	43,066	7,840	210,027
Depreciation and amortization	45,115	3,705	5,459	338	47,207
Provision for decline in real estate	—	—	—	—	—

	217,226	16,695	48,525	8,178	257,234

Interest expense, including early extinguishment of debt	(71,194)	(6,247)	(12,960)	(1,689)	(79,596)
Amortization of mortgage procurement costs	(2,786)	(316)	(586)	(25)	(3,081)

Interest and other income	7,105	802	442	74	6,819
Equity in earnings of unconsolidated entities	9,122	—	(3,446)	—	5,676
Gain on disposition of rental properties	—	—	—	83,878	83,878

Earnings before income taxes	3,679	3,588	—	85,905	85,996

Income tax expense (benefit)
Current	(7,705)	—	—	17,363	9,658
Deferred	14,632	—	—	15,831	30,463

	6,927	—	—	33,194	40,121

Earnings (loss) before minority interest and discontinued operations	(3,248)	3,588	—	52,711	45,875

Minority interest	(3,588)	(3,588)	—	—	—

Earnings (loss) from continuing operations	(6,836)	—	—	52,711	45,875

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	1,243	—	—	(1,243)	—
Gain on disposition of rental properties	51,468	—	—	(51,468)	—

	52,711	—	—	(52,711)	—

Net earnings	$45,875	$—	$—	$—	$45,875

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Nine Months Ended October 31, 2006 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$821,410	$77,612	$210,183	$43,125	$997,106

Expenses
Operating expenses	488,443	38,617	140,702	31,532	622,060
Depreciation and amortization	130,902	10,714	33,185	3,639	157,012
Provision for decline in real estate	1,923	—	400	—	2,323

	621,268	49,331	174,287	35,171	781,395

Interest expense, including early extinguishment of debt	(215,427)	(19,907)	(40,752)	(5,602)	(241,874)
Amortization of mortgage procurement costs	(8,260)	(916)	(1,451)	(129)	(8,924)

Interest and other income	29,986	2,673	800	614	28,727
Equity in earnings of unconsolidated entities (Note 1)	15,811	—	(2,155)	—	13,656
Gain on disposition of rental properties	—	—	7,662	169,211	176,873

Earnings before income taxes	22,252	10,131	—	172,048	184,169

Income tax expense (benefit)
Current	(13,053)	—	—	17,197	4,144
Deferred	24,118	—	—	49,282	73,400

	11,065	—	—	66,479	77,544

Earnings before minority interest and discontinued operations	11,187	10,131	—	105,569	106,625

Minority interest	(10,131)	(10,131)	—	—	—

Earnings from continuing operations (Note 1)	1,056	—	—	105,569	106,625

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	1,740	—	—	(1,740)	—
Gain on disposition of rental properties	103,829	—	—	(103,829)	—

	105,569	—	—	(105,569)	—

Net earnings	$106,625	$—	$—	$—	$106,625

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the nine months ended October 31, 2006, one equity method investment was sold, Midtown Plaza. A pre-tax gain of $7,662 ($4,700 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Three Months Ended October 31, 2005 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$260,964	$26,285	$81,644	$26,882	$343,205

Expenses
Operating expenses	154,536	13,318	49,633	18,518	209,369
Depreciation and amortization	40,801	4,228	6,891	3,607	47,071
Provision for decline in real estate	3,480	1,360	—	—	2,120

	198,817	18,906	56,524	22,125	258,560

Interest expense, including early extinguishment of debt	(64,950)	(7,413)	(12,283)	(6,131)	(75,951)
Amortization of mortgage procurement costs	(2,621)	(317)	(688)	(503)	(3,495)

Interest and other income	4,988	502	58	158	4,702
Equity in earnings of unconsolidated entities (Note 1)	16,113	—	(14,733)	—	1,380
Gain on disposition of rental properties	—	—	2,526	9,476	12,002

Earnings before income taxes	15,677	151	—	7,757	23,283

Income tax expense (benefit)
Current	(1,718)	—	—	(383)	(2,101)
Deferred	9,096	—	—	3,384	12,480

	7,378	—	—	3,001	10,379

Earnings before minority interest and discontinued operations	8,299	151	—	4,756	12,904

Minority interest	(151)	(151)	—	—	—

Earnings from continuing operations (Note 1)	8,148	—	—	4,756	12,904

Discontinued operations, net of tax and minority interest:
Operating loss from rental properties	(1,058)	—	—	1,058	—
Gain on disposition of rental properties	5,814	—	—	(5,814)	—

	4,756	—	—	(4,756)	—

Net earnings	$12,904	$—	$—	$—	$12,904

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the three months ended October 31, 2005, one equity method investment was sold, Flower Park Plaza. A pre-tax gain of $2,526 ($1,550 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in Earnings from Continuing Operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Nine Months Ended October 31, 2005 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$827,270	$85,026	$231,690	$78,252	$1,052,186

Expenses
Operating expenses	476,528	41,516	142,648	56,297	633,957
Depreciation and amortization	121,032	13,108	29,683	11,500	149,107
Provision for decline in real estate	6,100	1,406	704	—	5,398

	603,660	56,030	173,035	67,797	788,462

Interest expense, including early extinguishment of debt	(198,698)	(22,179)	(38,721)	(16,504)	(231,744)
Amortization of mortgage procurement costs	(7,497)	(982)	(1,359)	(1,524)	(9,398)

Interest and other income	18,485	1,645	505	366	17,711
Equity in earnings of unconsolidated entities (Note 1)	46,029	—	(40,103)	—	5,926
Gain on disposition of rental properties and other investments	606	—	21,023	9,476	31,105

Earnings before income taxes	82,535	7,480	—	2,269	77,324

Income tax expense (benefit)
Current	6,930	—	—	(4,359)	2,571
Deferred	14,231	—	—	5,238	19,469

	21,161	—	—	879	22,040

Earnings before minority interest and discontinued operations	61,374	7,480	—	1,390	55,284

Minority interest	(7,480)	(7,480)	—	—	—

Earnings from continuing operations (Note 1)	53,894	—	—	1,390	55,284

Discontinued operations, net of tax and minority interest:
Operating loss from rental properties	(4,424)	—	—	4,424	—
Gain on disposition of rental properties	5,814	—	—	(5,814)	—

	1,390	—	—	(1,390)	—

Net earnings	$55,284	$—	$—	$—	$55,284

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the nine months ended October 31, 2005, three equity method investments were sold, Flower Park Plaza, Colony Place and Showcase, resulting in a pre-tax gain on disposition of $21,023 ($12,900 net of tax). This gain has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in Earnings from Continuing Operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities which we do not control and/or are not the primary beneficiary, and which are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	October 31,	January 31,
	2006	2006
	(in thousands)

Members’ and partners’ equity as below	$626,602	$564,280
Equity of other members and partners	425,719	409,035

Company’s investment in partnerships	200,883	155,245
Advances to and on behalf of other affiliates (1)	198,489	206,697

Total investments in and advances to affiliates	$399,372	$361,942

(1)
As is customary within the real estate industry, the Company invests in certain projects through joint ventures. The Company provides funding for certain of its partners’ equity contributions. The most significant partnership for which the Company provides funding relates to Forest City Ratner Companies (“FCRC”), representing the Commercial Group’s New York City operations and one unconsolidated project reported in the Residential Group. The Company consolidates the majority of its investments in these Commercial Group projects. The Company’s partner is the President and Chief Executive Officer of Forest City Ratner Companies and is the cousin to five executive officers of the Company. At October 31, 2006 and January 31, 2006, amounts advanced for projects on behalf of this partner, collateralized solely by each respective partnership interest were $40,908 and $50,230, respectively, of the $198,489 and $206,697 presented above for “Advances to and on behalf of other affiliates.” These advances entitle the Company to a preferred return on and of the outstanding balances, which are payable solely from cash flows of each respective property, as well as a deficit restoration obligation provided by the partner. On November 8, 2006 the Company completed the restructuring of the FCRC portfolio and, as such, as substantial portion of these advances have been repaid.

Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	October 31, 2006	January 31, 2006	October 31, 2006	January 31, 2006
	(in thousands)		(in thousands)

Balance sheet:
Completed rental properties	$2,403,432	$1,946,922	$1,095,121	$931,183
Projects under development	738,239	854,316	295,172	394,648
Land held for development or sale	215,280	181,315	115,660	97,566
Accumulated depreciation	(559,056)	(529,501)	(287,416)	(269,412)
Restricted cash	549,176	317,850	128,793	51,241
Other assets	429,424	469,676	112,260	105,350

Total assets	$3,776,495	$3,240,578	$1,459,590	$1,310,576

Mortgage debt, nonrecourse	$2,603,266	$2,145,146	$1,092,351	$966,107
Other liabilities	546,627	531,152	166,356	189,224
Members’ and partners’ equity	626,602	564,280	200,883	155,245

Total liabilities and members’/partners’ equity	$3,776,495	$3,240,578	$1,459,590	$1,310,576

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Three Months Ended October 31,	2006	2005	2006	2005
		(in thousands)

Operations:
Revenues	$132,358	$169,052	$65,075	$81,644
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	5,676	1,380
Operating expenses	(85,486)	(101,352)	(43,066)	(49,633)
Interest expense including early extinguishment of debt	(33,965)	(24,747)	(12,960)	(12,283)
Provision for decline in real estate	—	—	—	—
Depreciation and amortization	(16,089)	(16,239)	(6,045)	(7,579)
Interest income	3,769	214	442	58
Gain on disposition of rental properties (2)	—	4,094	—	2,526

Net earnings (pre-tax)	$587	$31,022	$9,122	$16,113

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Nine Months Ended October 31,	2006	2005	2006	2005
		(in thousands)

Operations:
Revenues	$466,570	$498,307	$210,183	$231,690
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	13,656	5,926
Operating expenses	(319,121)	(304,612)	(140,702)	(142,648)
Interest expense including early extinguishment of debt	(100,290)	(90,673)	(40,752)	(38,721)
Provision for decline in real estate	(1,000)	(704)	(400)	(704)
Depreciation and amortization	(77,375)	(74,494)	(34,636)	(31,042)
Interest income	10,496	7,164	800	505
Gain on disposition of rental properties (2)	15,325	85,802	7,662	21,023

Net earnings (loss) (pre-tax)	$(5,395)	$120,790	$15,811	$46,029

(2)	The following table shows the detail of gain on disposition of rental properties that were held by equity method investments:

	Combined (100%)		Pro-Rata Share		Combined (100%)		Pro-Rata Share
	(GAAP)		(non-GAAP)		(GAAP)		(non-GAAP)
	Three Months Ended October 31,				Nine Months Ended October 31,
	2006	2005	2006	2005	2006	2005	2006	2005
		(in thousands)				(in thousands)

Midtown Plaza (Specialty Retail Center) (Parma, Ohio)	$—	$—	$—	$—	$15,325	$—	$7,662	$—
Showcase (Specialty Retail Center) (Las Vegas, Nevada)	—	—	—	—	—	71,005	—	13,146
Colony Place (Apartments) (Fort Myers, Florida)	—	—	—	—	—	10,703	—	5,351
Flower Park Plaza (Apartments) (Santa Ana, California)	—	4,094	—	2,526	—	4,094	—	2,526

Total gain on disposition of equity method rental properties	—	$4,094	$—	$2,526	$15,325	$85,802	$7,662	$21,023

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Results of Operations
Net Earnings — Net earnings for the three months ended October 31, 2006 were $45,875,000 versus $12,904,000 for the three months ended October 31, 2005. Although we have substantial recurring revenue sources from our properties, we are a transactional-based business, which could create substantial variances in net earnings between periods. This variance to the prior year is primarily attributable to the following increase, which is net of tax and minority interest:
•
$51,468,000 ($83,878,000, pre-tax) primarily related to the 2006 gains on disposition of two consolidated properties, Embassy Suites Hotel, a 463-room hotel located in Manhattan, New York, and Battery Park City, a retail center located in Manhattan, New York.

These increases were partially offset by the following decreases, net of tax and minority interest:
•	$5,814,000 ($9,476,000, pre-tax) related to the 2005 gains on disposition of two consolidated properties, Cherrywood Village and Ranchstone, apartment communities located in Denver, Colorado;

•
Decrease of $4,803,000 ($8,304,000, pre-tax) related to earnings reported in the Land Development Group primarily due to a decrease in land sales at Stapleton in Denver, Colorado and Central Station in Chicago, Illinois;

•
$2,937,000 ($4,785,000, pre-tax) related to the fair market value adjustments of certain of our 10-year forward swaps which were marked to market through earnings during the three months ended October 31, 2006 as a result of the derivatives not qualifying for hedge accounting (See the Interest Rate Exposure section);

•	$1,550,000 ($2,526,000, pre-tax) related to the 2005 gain on disposition of one equity method property, Flower Park Plaza, an apartment community located in Santa Ana, California; and

•
Decrease of $758,000 ($1,005,000, pre-tax) related to the expensing of stock options upon our adoption of Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised), “Share-Based Payment” (“SFAS No. 123(R)”), on February 1, 2006.

Net earnings for the nine months ended October 31, 2006 were $106,625,000 versus $55,284,000 for the nine months ended October 31, 2005. This variance to the prior year is primarily attributable to the following increases, which are net of tax and minority interest:
•
$103,829,000 ($169,211,000, pre-tax) related to the 2006 gains on disposition of five consolidated properties, Providence at Palm Harbor, an apartment community located in Tampa, Florida, Hilton Times Square, a 444-room hotel located in Manhattan, New York, G Street, a specialty retail center located in Philadelphia, Pennsylvania, Embassy Suites Hotel, and Battery Park City;

•
$5,520,000 ($8,838,000, pre-tax) related to income recognition on the sale of State of Rhode Island Historical Preservation Tax Credits for Ashton Mill, an apartment community located in Cumberland, Rhode Island;

•	$4,700,000 ($7,662,000, pre-tax) related to the 2006 gain on disposition of one equity method Commercial property, Midtown Plaza, a specialty retail center located in Parma, Ohio; and

•	$1,856,000 ($3,025,000, pre-tax) related to the prior year write-off of a portion of our enterprise resource planning project that did not recur.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
These increases were partially offset by the following decreases, net of tax and minority interest:
•
$12,900,000 ($21,023,000, pre-tax) related to the 2005 gains on disposition of three equity method properties, Showcase, a specialty retail center located in Las Vegas, Nevada, Colony Place, an apartment community located in Fort Myers, Florida, and Flower Park Plaza;

•
Decrease of $11,298,000 ($18,372,000, pre-tax) related to decreases in Commercial Group sales of land, outlots, and development projects. These decreases are made up of $7,008,000, pre-tax, related to a 2005 land sale at Twelve MetroTech Center, $5,756,000, pre-tax, in outlot land sales for our consolidated properties primarily at Simi Valley and Wadsworth, $4,517,000, pre-tax, related to the sale of a development project in Las Vegas, Nevada, and $1,091,000, pre-tax, related to land sales for our unconsolidated properties at Galleria at Sunset located in Henderson, Nevada, that did not recur which was partially offset by increased sales of land development projects for unconsolidated properties;

•	Decrease of $10,932,000 ($17,422,000, pre-tax) related to earnings reported in the Land Development Group primarily due to a decrease in land sales at Stapleton and Central Station;

•
$10,000,000 related to the one-time reduction of deferred income taxes which resulted from a favorable change in our effective tax rate due to a change in the rate in the State of Ohio during the nine months ended October 31, 2005;

•
$6,845,000 ($11,155,000, pre-tax) related to the fair market value adjustments of certain of our 10-year forward swaps which were marked to market through earnings during the nine months ended October 31, 2006 as a result of the derivatives not qualifying for hedge accounting;

•	$5,814,000 ($9,476,000, pre-tax) related to the 2005 gains on disposition of Cherrywood Village and Ranchstone;

•	Decrease of $2,712,000 ($3,734,000, pre-tax) related to the expensing of stock options upon our adoption of SFAS No. 123(R) on February 1, 2006; and

•	Decrease of $2,576,000 ($4,198,000, pre-tax) related to our development fee revenue at Twelve MetroTech Center that did not recur.
Net Operating Income (NOI) from Real Estate Groups — NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization for non-real estate groups) plus interest income plus equity in earnings of unconsolidated entities (excluding gain on disposition of equity method operating properties) plus equity method depreciation and amortization. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Real Estate Groups”) for the three months ended October 31, 2006 was $126,264,000 compared to $120,463,000 for the three months ended October 31, 2005, a 4.8% increase. NOI for the nine months ended October 31, 2006 was $384,218,000 compared to $379,698,000 for the nine months ended October 31, 2005, a 1.2% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 33-34.
Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from the combination of the Commercial Group and the Residential Group for the three months ended October 31, 2006 was $129,812,000 compared to $128,825,000 for the three months ended October 31, 2005, a 0.8% increase. NOI for the nine months ended October 31, 2006 was $395,719,000 compared to $398,645,000 for the nine months ended October 31, 2005, a 0.7% decrease primarily as a result of decreased outlot sales in our Commercial Group. Comparable NOI increased 5.1% for the nine months ended October 31, 2006 compared to the prior year. Comparable NOI for our retail portfolio is up 5.3% from the prior year and our residential portfolio has generated an increase of 7.2%.
EBDT — We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges from real estate operations of Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP, below. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the three months ended October 31, 2006 decreased by 10.7% to $57,400,000 from $64,250,000 for the three months ended October 31, 2005. This variance to the prior year is primarily attributable to decreased EBDT in the Land Development Group of $6,603,000 primarily at Central Station in Chicago, Illinois; the fair market value adjustments of $4,785,000 for 10-year forward-swaps which were marked to market; increased Corporate interest expense of $1,595,000 as a result of increased borrowings to fund our development pipeline and increased short-term interest rates; and increased stock-based compensation expense of $850,000 as a result of our adoption of Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised), “Share-Based Payment” (“SFAS No. 123(R)”), on February 1, 2006. These decreases were partially offset by approximately $7,000,000 of additional EBDT from operating activity in our Real Estate Groups.
Our EBDT for the nine months ended October 31, 2006 decreased by 9.9% to $177,404,000 from $196,839,000 for the nine months ended October 31, 2005. This variance to the prior year is primarily attributable to decreased EBDT of $13,871,000 reported in the Land Development Group primarily at Stapleton in Denver, Colorado, and Central Station in Chicago; decreased outlot land sales of $9,924,000 in Commercial Group primarily at Simi Valley and Galleria at Sunset; a decrease of $4,536,000 related to a 2005 land sale at Twelve MetroTech Center in Brooklyn, New York and a decrease of $3,468,000 primarily related to a 2005 sale of a development project in Las Vegas, Nevada, both of which did not recur; the fair market value adjustments of $11,155,000 for 10-year forward-swaps which were marked to market; a decrease of $2,957,000 related to increased stock-based compensation expense as a result of our adoption of SFAS No. 123(R) on February 1, 2006; increased Corporate interest expense of $2,789,000 as a result of increased borrowings to fund our development pipeline and increased short-term interest rates; and $2,576,000 related to our development fee revenue at Twelve MetroTech Center that did not recur. These decreases were partially offset by $5,520,000 related to income recognition on the sale of State of Rhode Island Historical Preservation Tax Credits for Ashton Mill, an apartment community located in Cumberland, Rhode Island, as well as EBDT increases of approximately $26,000,000 from operating activity in our Real Estate Groups.
Stock-Based Compensation — We adopted SFAS No. 123 (Revised), “Share-Based Payment” (“SFAS No. 123(R)”) on February 1, 2006 which required the recognition of additional compensation costs related to the estimated fair value of our employee stock options. Previously, we did not expense stock options. We have and will continue to expense restricted stock consistent with prior quarters because the accounting treatment remains substantially the same under SFAS No. 123(R). The adoption of this standard lowered net earnings and EBDT by $758,000 and $850,000, respectively, for the three months ended October 31, 2006, and $2,712,000 and $2,957,000, respectively, for the nine months ended October 31, 2006. Diluted net earnings per share and EBDT per share were lower by $.01 for the three months ended October 31, 2006 and were lower by $.03 for the nine months ended October 31, 2006 due to SFAS No. 123(R).

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of EBDT - The information in the tables on pages 33-44 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings. Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2006	2005	2006	2005
	(in thousands)		(in thousands)

Net earnings	$45,875	$12,904	$106,625	$55,284
Depreciation and amortization — Real Estate Groups (4)	47,222	46,276	148,807	138,513
Amortization of mortgage procurement costs — Real Estate Groups (4)	2,743	3,026	8,098	8,659
Deferred income tax expense — Real Estate Groups (5)	29,739	12,906	73,128	17,892
Deferred income tax expense — Non Real-Estate Groups: (5)
Gain on disposition of other investments	—	—	—	174

Current income tax expense on non-operating earnings: (5)
Gain on disposition of other investments	—	—	—	60
Gain on disposition included in discontinued operations	17,227	—	17,198	—
Gain on disposition of equity method rental properties	—	220	2,657	8,147

Straight-line rent adjustment (3)	(1,528)	(1,200)	(4,559)	(6,183)
Provision for decline in real estate, net of minority interest	—	2,120	1,923	4,694
Provision for decline in real estate of equity method rental properties	—	—	400	704
Gain on disposition of equity method rental properties	—	(2,526)	(7,662)	(21,023)
Gain on disposition of other investments	—	—	—	(606)

Discontinued operations: (1)
Gain on disposition of rental properties	(143,494)	(9,476)	(287,220)	(9,476)
Minority interest — Gain on disposition	59,616	—	118,009	—
				;

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)	$57,400	$64,250	$177,404	$196,839

(1)
Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties and a division which have been sold or held for sale are reported as discontinued operations.

(2)
The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) noncash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax).

(3)
The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(4)
The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs. The Company’s Real Estate Groups are owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	October 31,		October 31,		October 31,		October 31,
	2006	2005	2006	2005	2006	2005	2006	2005

Full Consolidation	$45,115	$40,801	$130,902	$121,032	$2,786	$2,621	$8,260	$7,497
Non-Real Estate Groups	(236)	(198)	(932)	(736)	(46)	(84)	(236)	(286)

Real Estate Groups Full Consolidation	44,879	40,603	129,970	120,296	2,740	2,537	8,024	7,211
Real Estate Groups related to minority interest	(3,705)	(4,228)	(10,714)	(13,108)	(315)	(317)	(915)	(982)
Real Estate Groups Equity Method	5,710	6,294	25,912	19,825	293	303	860	906
Real Estate Groups Discontinued Operations	338	3,607	3,639	11,500	25	503	129	1,524

Real Estate Groups Pro-Rata Consolidation.	$47,222	$46,276	$148,807	$138,513	$2,743	$3,026	$8,098	$8,659

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2) (continued)
(5) The following table provides detail of Income Tax Expense (Benefit):

			Three Months Ended October 31,		Nine Months Ended October 31,
			2006	2005	2006	2005
			(in thousands)		(in thousands)
(A	)	Operating earnings
		Current	$(7,705)	$(1,938)	$(15,710)	$(1,277)
		Deferred	14,632	9,160	24,711	16,167

			6,927	7,222	9,001	14,890

(B	)	Provision for decline in real estate
		Deferred	—	(819)	(743)	(1,814)
		Deferred-Equity method investment	—	—	(155)	(272)

			—	(819)	(898)	(2,086)

(C	)	Gain on disposition of other investments
		Current – Non-Real Estate Groups	—	—	—	60
		Deferred – Non-Real Estate Groups	—	—	—	174

			—	—	—	234

(D	)	Gain on disposition of equity method rental properties
		Current	—	220	2,657	8,147
		Deferred	—	755	305	(24)

			—	975	2,962	8,123

		Subtotal (A) (B) (C) (D)
		Current	(7,705)	(1,718)	(13,053)	6,930
		Deferred	14,632	9,096	24,118	14,231

		Income tax expense	6,927	7,378	11,065	21,161

(E	)	Discontinued operations – Rental Properties
		Operating earnings
		Current	136	(383)	(1)	(4,359)
		Deferred	648	(278)	1,098	1,576

			784	(661)	1,097	(2,783)

		Gain on disposition of rental properties
		Current	17,227	—	17,198	—
		Deferred	15,183	3,662	48,184	3,662

			32,410	3,662	65,382	3,662

			33,194	3,001	66,479	879

		Grand Total (A) (B) (C) (D) (E)
		Current	9,658	(2,101)	4,144	2,571
		Deferred	30,463	12,480	73,400	19,469

			$40,121	$10,379	$77,544	$22,040

		Recap of Grand Total:
		Real Estate Groups
		Current	13,259	1,147	15,704	13,571
		Deferred	29,739	12,906	73,128	17,892

			42,998	14,053	88,832	31,463

		Non-Real Estate Groups
		Current	(3,601)	(3,248)	(11,560)	(11,000)
		Deferred	724	(426)	272	1,577

			(2,877)	(3,674)	(11,288)	(9,423)

		Grand Total	$40,121	$10,379	$77,544	$22,040

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2006 (in thousands)

	Commercial Group 2006					Residential Group 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$191,193	$22,296	$26,744	$11,818	$207,459	$64,531	$2,489	$32,144	$27	$94,213
Exclude straight-line rent adjustment	(2,892)	—	—	(13)	(2,905)	7	—	—	—	7

Adjusted revenues	188,301	22,296	26,744	11,805	204,554	64,538	2,489	32,144	27	94,220

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	100,347	10,889	15,917	7,747	113,122	42,583	1,304	18,320	93	59,692
Exclude straight-line rent adjustment	(1,149)	—	—	(220)	(1,369)	—	—	—	—	—

Adjusted operating expenses	99,198	10,889	15,917	7,527	111,753	42,583	1,304	18,320	93	59,692

Add interest and other income	1,178	448	168	73	971	1,854	8	353	1	2,200

Add equity in earnings of unconsolidated entities	3,327	—	(3,715)	—	(388)	2,844	—	(3,144)	—	(300)

Add back equity method depreciation and amortization expense	2,866	—	(2,866)	—	—	3,137	—	(3,137)	—	—

Net operating income	96,474	11,855	4,414	4,351	93,384	29,790	1,193	7,896	(65)	36,428

Interest expense, including early extinguishment of debt	42,519	5,315	4,414	1,689	43,307	14,465	769	7,896	—	21,592

Income tax expense (benefit)	1,354	—	—	162	1,516	(4,191)	—	—	(26)	(4,217)

Minority interest in earnings before depreciation and amortization	6,540	6,540	—	—	—	424	424	—	—	—

Add: EBDT from discontinued operations	2,500	—	—	(2,500)	—	(39)	—	—	39	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$48,561	$—	$—	$—	$48,561	$19,053	$—	$—	$—	$19,053

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$48,561	$—	$—	$—	$48,561	$19,053	$—	$—	$—	$19,053

Depreciation and amortization – Real Estate Groups	(32,314)	—	—	(338)	(32,652)	(14,529)	—	—	—	(14,529)

Amortization of mortgage procurement costs – Real Estate Groups	(2,058)	—	—	(25)	(2,083)	(660)	—	—	—	(660)

Deferred taxes – Real Estate Groups	(5,966)	—	—	(648)	(6,614)	(4,004)	—	—	—	(4,004)

Straight-line rent adjustment	1,743	—	—	(207)	1,536	(7)	—	—	—	(7)

Gain on disposition of rental properties, net of tax	—	—	—	51,468	51,468	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	(338)	—	—	338	—	—	—	—	—	—
Amortization of mortgage procurement costs – Real Estate Groups	(25)	—	—	25	—	—	—	—	—	—
Deferred taxes – Real Estate Groups	(648)	—	—	648	—	—	—	—	—	—
Straight-line rent adjustment	(207)	—	—	207	—	—	—	—	—	—
Gain on disposition of rental properties	51,468	—	—	(51,468)	—	—	—	—	—	—

Net earnings	$60,216	$—	$—	$—	$60,216	$(147)	$—	$—	$—	$(147)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2006 (in thousands) (continued)

	Land Development Group 2006					The Nets 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$22,934	$1,259	$5,606	$—	$27,281	$—	$—	$581	$—	$581
Exclude straight-line rent adjustment	1	—	—	—	1	—	—	—	—	—

Adjusted revenues	22,935	1,259	5,606	—	27,282	—	—	581	—	581

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	16,675	798	7,575	—	23,452	—	—	1,296	—	1,296
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	16,675	798	7,575	—	23,452	—	—	1,296	—	1,296

Add interest and other income	3,749	346	53	—	3,456	—	—	(132)	—	(132)

Add equity in earnings of unconsolidated entities	4,293	—	2,087	—	6,380	(1,342)	—	1,326	—	(16)

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	14,302	807	171	—	13,666	(1,342)	—	479	—	(863)

Interest expense, including early extinguishment of debt	2,035	163	171	—	2,043	—	—	479	—	479

Income tax expense (benefit)	3,746	—	—	—	3,746	(612)	—	—	—	(612)

Minority interest in earnings before depreciation and amortization	644	644	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$7,877	$—	$—	$—	$7,877	$(730)	$—	$—	$—	$(730)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$7,877	$—	$—	$—	$7,877	$(730)	$—	$—	$—	$(730)

Depreciation and amortization – Real Estate Groups	(41)	—	—	—	(41)	—	—	—	—	—

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes – Real Estate Groups	(792)	—	—	—	(792)	—	—	—	—	—

Straight-line rent adjustment	(1)	—	—	—	(1)	—	—	—	—	—

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$7,043	$—	$—	$—	$7,043	$(730)	$—	$—	$—	$(730)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2006 (in thousands) (continued)

	Corporate Activities 2006					Total 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$278,658	$26,044	$65,075	$11,845	$329,534
Exclude straight-line rent adjustment	—	—	—	—	—	(2,884)	—	—	(13)	(2,897)

Adjusted revenues	—	—	—	—	—	275,774	26,044	65,075	11,832	326,637

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	12,788	—	—	—	12,788	172,393	12,991	43,108	7,840	210,350

Exclude straight-line rent adjustment	—	—	—	—	—	(1,149)	—	—	(220)	(1,369)

Adjusted operating expenses	12,788	—	—	—	12,788	171,244	12,991	43,108	7,620	208,981

Add interest and other income	324	—	—	—	324	7,105	802	442	74	6,819

Add equity in earnings of unconsolidated entities	—	—	—	—	—	9,122	—	(3,446)	—	5,676

Add back equity method depreciation and amortization expense	—	—	—	—	—	6,003	—	(6,003)	—	—

Net operating income	(12,464)	—	—	—	(12,464)	126,760	13,855	12,960	4,286	130,151

Interest expense, including early extinguishment of debt	12,175	—	—	—	12,175	71,194	6,247	12,960	1,689	79,596

Income tax expense (benefit)	(7,278)	—	—	—	(7,278)	(6,981)	—	—	136	(6,845)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	7,608	7,608	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	2,461	—	—	(2,461)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(17,361)	$—	$—	$—	$(17,361)	$57,400	$—	$—	$—	$57,400

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(17,361)	$—	$—	$—	$(17,361)	$57,400	$—	$—	$—	$57,400

Depreciation and amortization – Real Estate Groups	—	—	—	—	—	(46,884)	—	—	(338)	(47,222)

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	(2,718)	—	—	(25)	(2,743)

Deferred taxes – Real Estate Groups	(3,146)	—	—	—	(3,146)	(13,908)	—	—	(648)	(14,556)

Straight-line rent adjustment	—	—	—	—	—	1,735	—	—	(207)	1,528

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	—	51,468	51,468

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	(338)	—	—	338	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	(25)	—	—	25	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	(648)	—	—	648	—
Straight-line rent adjustment	—	—	—	—	—	(207)	—	—	207	—
Gain on disposition of rental properties	—	—	—	—	—	51,468	—	—	(51,468)	—

Net earnings	$(20,507)	$—	$—	$—	$(20,507)	$45,875	$—	$—	$—	$45,875

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2006 (in thousands)

	Commercial Group 2006					Residential Group 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$568,674	$66,456	$74,340	$42,198	$618,756	$186,892	$7,047	$94,260	$927	$275,032
Exclude straight-line rent adjustment	(8,945)	—	—	(44)	(8,989)	(12)	—	—	—	(12)

Adjusted revenues	559,729	66,456	74,340	42,154	609,767	186,880	7,047	94,260	927	275,020

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	292,226	32,014	43,506	30,770	334,488	123,239	4,204	54,233	762	174,030
Exclude straight-line rent adjustment	(3,502)	—	—	(938)	(4,440)	—	—	—	—	—

Adjusted operating expenses	288,724	32,014	43,506	29,832	330,048	123,239	4,204	54,233	762	174,030

Add interest and other income	4,437	1,572	12	606	3,483	13,210	24	674	8	13,868

Add equity in earnings of unconsolidated entities	14,747	—	(15,913)	—	(1,166)	(2,332)	—	1,157	—	(1,175)

Remove gain on disposition of equity method rental properties	(7,662)	—	7,662	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	400	—	(400)	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	8,468	—	(8,468)	—	—	18,304	—	(18,304)	—	—

Net operating income	291,395	36,014	13,727	12,928	282,036	92,823	2,867	23,554	173	113,683

Interest expense, including early extinguishment of debt	131,419	17,140	13,727	5,340	133,346	42,546	2,286	23,554	262	64,076

Income tax expense (benefit)	6,122	—	—	222	6,344	(6,915)	—	—	(223)	(7,138)

Minority interest in earnings before depreciation and amortization	18,874	18,874	—	—	—	581	581	—	—	—

Add: EBDT from discontinued operations	7,366	—	—	(7,366)	—	134	—	—	(134)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$142,346	$—	$—	$—	$142,346	$56,745	$—	$—	$—	$56,745

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$142,346	$—	$—	$—	$142,346	$56,745	$—	$—	$—	$56,745

Depreciation and amortization – Real Estate Groups	(92,158)	—	—	(3,497)	(95,655)	(52,895)	—	—	(142)	(53,037)

Amortization of mortgage procurement costs – Real Estate Groups	(5,775)	—	—	(125)	(5,900)	(2,194)	—	—	(4)	(2,198)

Deferred taxes – Real Estate Groups	(17,475)	—	—	(966)	(18,441)	(5,001)	—	—	(132)	(5,133)

Straight-line rent adjustment	5,443	—	—	(894)	4,549	12	—	—	—	12

Gain on disposition of rental properties and other investments, net of tax	—	—	4,700	99,323	104,023	—	—	—	4,506	4,506

Provision for decline in real estate, net of tax and minority interest	(1,180)	—	(245)	—	(1,425)	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	4,700	—	(4,700)	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax	(245)	—	245	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	(3,497)	—	—	3,497	—	(142)	—	—	142	—
Amortization of mortgage procurement costs – Real Estate Groups	(125)	—	—	125	—	(4)	—	—	4	—
Deferred taxes – Real Estate Groups	(966)	—	—	966	—	(132)	—	—	132	—
Straight-line rent adjustment	(894)	—	—	894	—	—	—	—	—	—
Gain on disposition of rental properties	99,323	—	—	(99,323)	—	4,506	—	—	(4,506)	—

Net earnings	$129,497	$—	$—	$—	$129,497	$895	$—	$—	$—	$895

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2006 (in thousands) (continued)

	Land Development Group 2006					The Nets 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$65,844	$4,109	$22,447	$—	$84,182	$—	$—	$19,136	$—	$19,136
Exclude straight-line rent adjustment	2	—	—	—	2	—	—	—	—	—

Adjusted revenues	65,846	4,109	22,447	—	84,184	—	—	19,136	—	19,136

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	42,408	2,400	20,499	—	60,507	—	—	30,328	—	30,328
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	42,408	2,400	20,499	—	60,507	—	—	30,328	—	30,328

Add interest and other income	11,361	1,077	134	—	10,418	—	—	(20)	—	(20)

Add equity in earnings of unconsolidated entities	17,480	—	(1,422)	—	16,058	(14,084)	—	14,023	—	(61)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	52,279	2,786	660	—	50,153	(14,084)	—	2,811	—	(11,273)

Interest expense, including early extinguishment of debt	6,507	481	660	—	6,686	—	—	2,811	—	2,811

Income tax expense (benefit)	18,159	—	—	—	18,159	(5,778)	—	—	—	(5,778)

Minority interest in earnings before depreciation and amortization	2,305	2,305	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$25,308	$—	$—	$—	$25,308	$(8,306)	$—	$—	$—	$(8,306)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$25,308	$—	$—	$—	$25,308	$(8,306)	$—	$—	$—	$(8,306)

Depreciation and amortization – Real Estate Groups	(115)	—	—	—	(115)	—	—	—	—	—

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes – Real Estate Groups	1,277	—	—	—	1,277	—	—	—	—	—

Straight-line rent adjustment	(2)	—	—	—	(2)	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$26,468	$—	$—	$—	$26,468	$(8,306)	$—	$—	$—	$(8,306)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2006 (in thousands) (continued)

	Corporate Activities 2006					Total 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$821,410	$77,612	$210,183	$43,125	$997,106
Exclude straight-line rent adjustment	—	—	—	—	—	(8,955)	—	—	(44)	(8,999)

Adjusted revenues	—	—	—	—	—	812,455	77,612	210,183	43,081	988,107

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	31,738	—	—	—	31,738	489,611	38,618	148,566	31,532	631,091
Exclude straight-line rent adjustment	—	—	—	—	—	(3,502)	—	—	(938)	(4,440)

Adjusted operating expenses	31,738	—	—	—	31,738	486,109	38,618	148,566	30,594	626,651

Add interest and other income	978	—	—	—	978	29,986	2,673	800	614	28,727

Add equity in earnings of unconsolidated entities	—	—	—	—	—	15,811	—	(2,155)	—	13,656

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(7,662)	—	7,662	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	400	—	(400)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	26,772	—	(26,772)	—	—

Net operating income	(30,760)	—	—	—	(30,760)	391,653	41,667	40,752	13,101	403,839

Interest expense, including early extinguishment of debt	34,955	—	—	—	34,955	215,427	19,907	40,752	5,602	241,874

Income tax expense (benefit)	(27,026)	—	—	—	(27,026)	(15,438)	—	—	(1)	(15,439)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	21,760	21,760	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	7,500	—	—	(7,500)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(38,689)	$—	$—	$—	$(38,689)	$177,404	$—	$—	$—	$177,404

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(38,689)	$—	$—	$—	$(38,689)	$177,404	$—	$—	$—	$177,404

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(145,168)	—	—	(3,639)	(148,807)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(7,969)	—	—	(129)	(8,098)

Deferred taxes — Real Estate Groups	(3,240)	—	—	—	(3,240)	(24,439)	—	—	(1,098)	(25,537)

Straight-line rent adjustment	—	—	—	—	—	5,453	—	—	(894)	4,559

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	4,700	103,829	108,529

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,180)	—	(245)	—	(1,425)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	4,700	—	(4,700)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	(245)	—	245	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(3,639)	—	—	3,639	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(129)	—	—	129	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(1,098)	—	—	1,098	—
Straight-line rent adjustment	—	—	—	—	—	(894)	—	—	894	—
Gain on disposition of rental properties	—	—	—	—	—	103,829	—	—	(103,829)	—

Net earnings	$(41,929)	$—	$—	$—	$(41,929)	$106,625	$—	$—	$—	$106,625

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2005 (in thousands)

	Commercial Group 2005					Residential Group 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$189,993	$21,196	$23,440	$23,865	$216,102	$53,204	$3,685	$30,672	$3,017	$83,208
Exclude straight-line rent adjustment	(3,171)	—	—	(31)	(3,202)	(43)	—	—	—	(43)

Adjusted revenues	186,822	21,196	23,440	23,834	212,900	53,161	3,685	30,672	3,017	83,165

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	97,723	10,198	13,659	16,836	118,020	35,832	2,423	17,546	1,682	52,637
Exclude straight-line rent adjustment	(1,481)	—	—	(564)	(2,045)	—	—	—	—	—

Adjusted operating expenses	96,242	10,198	13,659	16,272	115,975	35,832	2,423	17,546	1,682	52,637

Add interest and other income	994	260	(252)	39	521	858	(12)	218	119	1,207

Add equity in earnings of unconsolidated entities	2,234	—	(2,394)	—	(160)	4,397	—	(4,593)	—	(196)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(2,526)	—	2,526	—	—

Add back equity method depreciation and amortization expense	2,717	—	(2,717)	—	—	3,880	—	(3,880)	—	—

Net operating income	96,525	11,258	4,418	7,601	97,286	23,938	1,250	7,397	1,454	31,539

Interest expense, including early extinguishment of debt	40,126	5,604	4,418	3,829	42,769	12,752	1,753	7,397	2,302	20,698

Income tax expense (benefit)	1,576	—	—	247	1,823	(1,234)	—	—	(630)	(1,864)

Minority interest in earnings before depreciation and amortization	5,654	5,654	—	—	—	(503)	(503)	—	—	—

Add: EBDT from discontinued operations	3,525	—	—	(3,525)	—	(218)	—	—	218	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,694	$—	$—	$—	$52,694	$12,705	$—	$—	$—	$12,705

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,694	$—	$—	$—	$52,694	$12,705	$—	$—	$—	$12,705

Depreciation and amortization — Real Estate Groups	(29,394)	—	—	(3,001)	(32,395)	(13,234)	—	—	(606)	(13,840)

Amortization of mortgage procurement costs — Real Estate Groups	(1,935)	—	—	(474)	(2,409)	(588)	—	—	(29)	(617)

Deferred taxes — Real Estate Groups	(6,723)	—	—	335	(6,388)	(27)	—	—	(57)	(84)

Straight-line rent adjustment	1,690	—	—	(533)	1,157	43	—	—	—	43

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	1,551	5,814	7,365

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,301)	—	—	—	(1,301)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	1,551	—	(1,551)	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(3,001)	—	—	3,001	—	(606)	—	—	606	—
Amortization of mortgage procurement costs — Real Estate Groups	(474)	—	—	474	—	(29)	—	—	29	—
Deferred taxes — Real Estate Groups	335	—	—	(335)	—	(57)	—	—	57	—
Straight-line rent adjustment	(533)	—	—	533	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	5,814	—	—	(5,814)	—

Net earnings	$12,659	$—	$—	$—	$12,659	$4,271	$—	$—	$—	$4,271

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2005 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$17,767	$1,404	$25,005	$—	$41,368	$—	$—	$2,527	$—	$2,527
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	17,767	1,404	25,005	—	41,368	—	—	2,527	—	2,527

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	11,392	697	13,580	—	24,275	—	—	5,830	—	5,830
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	11,392	697	13,580	—	24,275	—	—	5,830	—	5,830

Add interest and other income	2,685	254	40	—	2,471	—	—	52	—	52

Add equity in earnings of unconsolidated entities	13,263	—	(11,513)	—	1,750	(3,781)	—	3,767	—	(14)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	22,323	961	(48)	—	21,314	(3,781)	—	516	—	(3,265)

Interest expense, including early extinguishment of debt	1,492	56	(48)	—	1,388	—	—	516	—	516

Income tax expense (benefit)	5,446	—	—	—	5,446	(1,461)	—	—	—	(1,461)

Minority interest in earnings before depreciation and amortization	905	905	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$14,480	$—	$—	$—	$14,480	$(2,320)	$—	$—	$—	$(2,320)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$14,480	$—	$—	$—	$14,480	$(2,320)	$—	$—	$—	$(2,320)

Depreciation and amortization — Real Estate Groups	(41)	—	—	—	(41)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	(2,593)	—	—	—	(2,593)	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$11,846	$—	$—	$—	$11,846	$(2,320)	$—	$—	$—	$(2,320)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2005 (in thousands) (continued)

	Corporate Activities 2005					Total 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$260,964	$26,285	$81,644	$26,882	$343,205
Exclude straight-line rent adjustment	—	—	—	—	—	(3,214)	—	—	(31)	(3,245)

Adjusted revenues	—	—	—	—	—	257,750	26,285	81,644	26,851	339,960

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	9,871	—	—	—	9,871	154,818	13,318	50,615	18,518	210,633
Exclude straight-line rent adjustment	—	—	—	—	—	(1,481)	—	—	(564)	(2,045)

Adjusted operating expenses	9,871	—	—	—	9,871	153,337	13,318	50,615	17,954	208,588

Add interest and other income	451	—	—	—	451	4,988	502	58	158	4,702

Add equity in earnings of unconsolidated entities	—	—	—	—	—	16,113	—	(14,733)	—	1,380

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(2,526)	—	2,526	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	6,597	—	(6,597)	—	—

Net operating income	(9,420)	—	—	—	(9,420)	129,585	13,469	12,283	9,055	137,454

Interest expense, including early extinguishment of debt	10,580	—	—	—	10,580	64,950	7,413	12,283	6,131	75,951

Income tax expense (benefit)	(6,691)	—	—	—	(6,691)	(2,364)	—	—	(383)	(2,747)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	6,056	6,056	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	3,307	—	—	(3,307)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(13,309)	$—	$—	$—	$(13,309)	$64,250	$—	$—	$—	$64,250

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(13,309)	$—	$—	$—	$(13,309)	$64,250	$—	$—	$—	$64,250

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(42,669)	—	—	(3,607)	(46,276)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(2,523)	—	—	(503)	(3,026)

Deferred taxes — Real Estate Groups	(243)	—	—	—	(243)	(9,586)	—	—	278	(9,308)

Straight-line rent adjustment	—	—	—	—	—	1,733	—	—	(533)	1,200

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	1,551	5,814	7,365

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,301)	—	—	—	(1,301)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	1,551	—	(1,551)	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(3,607)	—	—	3,607	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(503)	—	—	503	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	278	—	—	(278)	—
Straight-line rent adjustment	—	—	—	—	—	(533)	—	—	533	—
Gain on disposition of rental properties	—	—	—	—	—	5,814	—	—	(5,814)	—

Net earnings	$(13,552)	$—	$—	$—	$(13,552)	$12,904	$—	$—	$—	$12,904

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2005 (in thousands)

	Commercial Group 2005					Residential Group 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$595,292	$68,848	$73,309	$66,667	$666,420	$154,737	$11,125	$91,247	$11,585	$246,444
Exclude straight-line rent adjustment	(11,866)	—	—	(94)	(11,960)	(29)	—	—	—	(29)

Adjusted revenues	583,426	68,848	73,309	66,573	654,460	154,708	11,125	91,247	11,585	246,415

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	300,854	31,401	41,023	50,280	360,756	103,237	7,528	51,128	6,017	152,854
Exclude straight-line rent adjustment	(4,045)	—	—	(1,761)	(5,806)	—	—	—	—	—

Adjusted operating expenses	296,809	31,401	41,023	48,519	354,950	103,237	7,528	51,128	6,017	152,854

Add interest and other income	3,113	522	(710)	148	2,029	2,447	13	937	218	3,589

Add equity in earnings of unconsolidated entities	22,337	—	(22,105)	—	232	13,301	—	(13,577)	—	(276)

Remove gain on disposition of equity method rental properties	(13,145)	—	13,145	—	—	(7,878)	—	7,878	—	—

Add back provision for decline in real estate of equity method rental properties	704	—	(704)	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	8,466	—	(8,466)	—	—	12,265	—	(12,265)	—	—

Net operating income	308,092	37,969	13,446	18,202	301,771	71,606	3,610	23,092	5,786	96,874

Interest expense, including early extinguishment of debt	126,033	17,946	13,446	10,920	132,453	34,872	3,930	23,092	5,584	59,618

Income tax expense (benefit)	12,333	—	—	(3,250)	9,083	(5,816)	—	—	(1,109)	(6,925)

Minority interest in earnings before depreciation and amortization	20,023	20,023	—	—	—	(320)	(320)	—	—	—

Add: EBDT from discontinued operations	10,532	—	—	(10,532)	—	1,311	—	—	(1,311)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$160,235	$—	$—	$—	$160,235	$44,181	$—	$—	$—	$44,181

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$160,235	$—	$—	$—	$160,235	$44,181	$—	$—	$—	$44,181

Depreciation and amortization — Real Estate Groups	(88,632)	—	—	(8,752)	(97,384)	(38,235)	—	—	(2,748)	(40,983)

Amortization of mortgage procurement costs — Real Estate Groups	(5,271)	—	—	(1,424)	(6,695)	(1,864)	—	—	(100)	(1,964)

Deferred taxes — Real Estate Groups	(10,334)	—	—	(1,489)	(11,823)	(734)	—	—	(87)	(821)

Straight-line rent adjustment	7,821	—	—	(1,667)	6,154	29	—	—	—	29

Gain on disposition of rental properties and other investments, net of tax	—	—	8,064	—	8,064	—	—	4,836	5,814	10,650

Provision for decline in real estate, net of tax and minority interest	(920)	—	(432)	—	(1,352)	(1,960)	—	—	—	(1,960)

Gain on disposition of equity method rental properties, net of tax	8,064	—	(8,064)	—	—	4,836	—	(4,836)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	(432)	—	432	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(8,752)	—	—	8,752	—	(2,748)	—	—	2,748	—
Amortization of mortgage procurement costs — Real Estate Groups	(1,424)	—	—	1,424	—	(100)	—	—	100	—
Deferred taxes — Real Estate Groups	(1,489)	—	—	1,489	—	(87)	—	—	87	—
Straight-line rent adjustment	(1,667)	—	—	1,667	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	5,814	—	—	(5,814)	—

Net earnings	$57,199	$—	$—	$—	$57,199	$9,132	$—	$—	$—	$9,132

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2005 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$77,241	$5,053	$47,335	$—	$119,523	$—	$—	$19,799	$—	$19,799
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	77,241	5,053	47,335	—	119,523	—	—	19,799	—	19,799

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	46,313	2,587	25,866	—	69,592	—	—	34,942	—	34,942
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	46,313	2,587	25,866	—	69,592	—	—	34,942	—	34,942

Add interest and other income	11,502	1,110	111	—	10,503	—	—	167	—	167

Add equity in earnings of unconsolidated entities	27,388	—	(21,389)	—	5,999	(16,997)		16,968	—	(29)

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Remove gain on disposition of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	69,818	3,576	191	—	66,433	(16,997)	—	1,992	—	(15,005)

Interest expense, including early extinguishment of debt	5,627	303	191	—	5,515	—	—	1,992	—	1,992

Income tax expense (benefit)	21,739	—	—	—	21,739	(6,569)	—	—	—	(6,569)

Minority interest in earnings before depreciation and amortization	3,273	3,273	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$39,179	$—	$—	$—	$39,179	$(10,428)	$—	$—	$—	$(10,428)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$39,179	$—	$—	$—	$39,179	$(10,428)	$—	$—	$—	$(10,428)

Depreciation and amortization — Real Estate Groups	(146)	—	—	—	(146)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	(1,633)	—	—	—	(1,633)	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$37,400	$—	$—	$—	$37,400	$(10,428)	$—	$—	$—	$(10,428)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2005 (in thousands) (continued)

	Corporate Activities 2005					Total 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$827,270	$85,026	$231,690	$78,252	$1,052,186
Exclude straight-line rent adjustment	—	—	—	—	—	(11,895)	—	—	(94)	(11,989)

Adjusted revenues	—	—	—	—	—	815,375	85,026	231,690	78,158	1,040,197

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	27,146	—	—	—	27,146	477,550	41,516	152,959	56,297	645,290
Exclude straight-line rent adjustment	—	—	—	—	—	(4,045)	—	—	(1,761)	(5,806)

Adjusted operating expenses	27,146	—	—	—	27,146	473,505	41,516	152,959	54,536	639,484

Add interest and other income	1,423	—	—	—	1,423	18,485	1,645	505	366	17,711

Add equity in earnings of unconsolidated entities	—	—	—	—	—	46,029	—	(40,103)	—	5,926

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(21,023)	—	21,023	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	704	—	(704)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	20,731	—	(20,731)	—	—

Net operating income	(25,723)	—	—	—	(25,723)	406,796	45,155	38,721	23,988	424,350

Interest expense, including early extinguishment of debt	32,166	—	—	—	32,166	198,698	22,179	38,721	16,504	231,744

Income tax expense (benefit)	(21,561)	—	—	—	(21,561)	126	—	—	(4,359)	(4,233)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	22,976	22,976	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	11,843	—		(11,843)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(36,328)	$—	$—	$—	$(36,328)	$196,839	$—	$—	$—	$196,839

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(36,328)	$—	$—	$—	$(36,328)	$196,839	$—	$—	$—	$196,839

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(127,013)	—	—	(11,500)	(138,513)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(7,135)	—	—	(1,524)	(8,659)

Deferred taxes — Real Estate Groups	(2,063)	—	—	—	(2,063)	(14,764)	—	—	(1,576)	(16,340)

Straight-line rent adjustment	—	—	—	—	—	7,850	—	—	(1,667)	6,183

Gain on disposition of rental properties and other investments, net of tax	372	—	—	—	372	372	—	12,900	5,814	19,086

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(2,880)	—	(432)	—	(3,312)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	12,900	—	(12,900)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	(432)	—	432	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(11,500)	—	—	11,500	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(1,524)	—	—	1,524	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(1,576)	—	—	1,576	—
Straight-line rent adjustment	—	—	—	—	—	(1,667)	—	—	1,667	—
Gain on disposition of rental properties	—	—	—	—	—	5,814	—	—	(5,814)	—

Net earnings	$(38,019)	$—	$—	$—	$(38,019)	$55,284	$—	$—	$—	$55,284